SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 23, 2001

(Exact name of registrant as specified in its charter)

Delaware	01-09300	58-0503352
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339
(Address of principal executive offices, including zip code)

(770) 989-3000
(Registrant's telephone number, including area code)

Exhibit Index page 4

Item 5. Other Events

Coca-Cola Enterprises Inc. (the "Company") files herewith its Consolidated Statements of Income and Unaudited Condensed Consolidated Balance Sheet, reporting the Company's results of operations and financial position for the fourth-quarter and full-year 2000, and other key financial information.

Item 7. Financial Statements and Exhibits

            (c)     Exhibits.

99	Consolidated Statements of Income for the fourth-quarter and full-year 2000 and 1999, Condensed Consolidated Balance Sheets as of December 31, 2000 (unaudited), and December 31, 1999, and other key financial information.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                 COCA-COLA ENTERPRISES INC.
                                                                                              (Registrant)

                                                                                 S/ E. LISTON BISHOP III
Date: January 25, 2001                                             E. Liston Bishop III
                                                                                Vice President and
                                                                               Deputy General Counsel

COCA-COLA ENTERPRISES INC.

EXHIBIT INDEX

Exhibit No. 99

Consolidated Statements of Income for the fourth-quarter and full-year 2000 and 1999, Condensed Consolidated Balance Sheets as of December 31, 2000 (unaudited), and December 31, 1999, and other key financial information.